UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 15, 2015

HMS Income Fund, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	814-00939	45-3999996
____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas		77056-6118
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Fourth Amendment to the Amended and Restated Conditional Fee Waiver Agreement

On April 15, 2015, HMS Income Fund, Inc. (the “Company”), HMS Adviser LP (the “HMS Adviser”), and MSC Adviser I, LLC (the “Sub-Adviser”) entered into a Fourth Amendment (the “Fee Waiver Amendment”) to the Amended and Restated Conditional Fee Waiver Agreement dated May 31, 2012 (as amended from time to time, the “Fee Waiver Agreement”) by and among the Company, HMS Adviser and the Sub-Adviser. The Fee Waiver Agreement allows HMS Adviser to waive base management and incentive fees otherwise payable to HMS Adviser under the Investment Advisory and Administrative Services Agreement, dated as of May 31, 2012, by and between the Company and HMS Adviser upon the occurrence of any event, which in the HMS Adviser's sole discretion is deemed necessary (including, but neither limited to nor automatically triggered by, the Company’s estimate that a distribution declared and payable to its stockholders during the fee waiver period represents, or would represent when paid, a return of capital for U.S. federal income tax purposes). Pursuant to the Fee Waiver Amendment, HMS Adviser has agreed to extend the term of the fee waiver through December 31, 2015. The Fee Waiver Amendment does not extend the term of the fee waiver with respect to the Sub-Adviser, whose waiver expired on December 31, 2013. HMS Adviser has no obligation to waive fees pursuant to the Fee Waiver Agreement after December 31, 2015, unless the fee waiver period is further extended.

The foregoing description of the Fee Waiver Amendment and the Fee Waiver Agreement is qualified in its entirety by reference to the Fee Waiver Amendment, filed as Exhibit 10.1 to this report.

Amendment to the 2013 Expense Support and Conditional Reimbursement Agreement

On April 15, 2015, the Company and HMS Adviser entered into an amendment ("Reimbursement Amendment") to the Expense Support and Conditional Reimbursement Agreement between the Company and HMS Adviser dated November 11, 2013 (the "2013 Expense Reimbursement Agreement"). Under the Reimbursement Amendment, reimbursement of Expense Support Payments made under the 2013 Expense Reimbursement Agreement shall be made in accordance with and subject to the provisions of the Fee Waiver Amendment. All other terms of the 2013 Expense Reimbursement Agreement remain unchanged.

The foregoing description of the Reimbursement Amendment is qualified in its entirety by reference to the Reimbursement Amendment, filed as Exhibit 10.2 to this report, which is incorporated herein by reference.

Fourth Amendment to the 2014 Expense Support and Conditional Reimbursement Agreement

On April 15, 2015, the Company and HMS Adviser entered into a Fourth Amendment (the “Fourth Amendment”) to the Expense Support and Conditional Reimbursement Agreement between the Company and HMS Adviser dated December 30, 2013 (as amended from time to time, the "2014 Expense Reimbursement Agreement"). Under the Fourth Amendment, which is effective December 31, 2014, reimbursement of Expense Support Payments made under the 2014 Expense Reimbursement Agreement shall be made in accordance with and subject to the provisions of the Fee Waiver Amendment. All other terms of the 2014 Expense Reimbursement Agreement remain unchanged.

The foregoing description of the Fourth Amendment is qualified in its entirety by reference to the Fourth Amendment, filed as Exhibit 10.3 to this report, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

EXHIBIT NUMBER	DESCRIPTION
10.1	Fourth Amendment to Amended and Restated Conditional Fee Waiver Agreement, dated April 15, 2015, by and between HMS Income Fund, Inc., HMS Adviser LP, and MSC Adviser I, LLC.
10.2	Amendment to Expense Support and Conditional Reimbursement Agreement, dated April 15, 2015, by and between HMS Income Fund, Inc. and HMS Adviser LP.
10.3	Fourth Amendment to Expense Support and Conditional Reimbursement Agreement, dated April 15, 2015, by and between HMS Income Fund, Inc. and HMS Adviser LP.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMS Income Fund, Inc.

April 21, 2015	By:	/s/ David M. Covington
Name: David M. Covington
Title: Chief Accounting Officer and Treasurer